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                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      AIM CORE ALLOCATION PORTFOLIO SERIES
                           AIM COUNSELOR SERIES TRUST
                                AIM EQUITY FUNDS
                                AIM GROWTH SERIES
                         AIM INTERNATIONAL MUTUAL FUNDS
                              AIM INVESTMENT FUNDS
                                AIM SECTOR FUNDS
                                 AIM STOCK FUNDS
                          AIM TREASURER'S SERIES TRUST
                          SHORT-TERM INVESTMENTS TRUST

                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(4)  Date Filed:

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PROXY VOTING

                    PROXY VOTING INFORMATION

                    A proxy statement was mailed on or about December 28, 2007 to shareholders of record as of the close of business on November 30, 2007, for the funds listed below. The purpose of each proxy statement was to request approval of various proposals, such as election of trustees, approval of a new sub-advisory agreement, approval of an amendment to the Trust's Agreement and Declaration of Trust, etc. Each proxy statement contained disclosure information about the proposals for which votes have been solicited.

                    A meeting of fund shareholders was held on February 29, 2008, as scheduled, but was adjourned for the AIM Funds listed below until March 28, 2008, at 3:00pm Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location.

                    If your fund's shareholder meeting has been adjourned until March 28, 2008, you still have time to vote your fund's shares. You can access your fund's proxy statement, common questions regarding your fund's proposals, prospectus, and annual report by clicking on the fund name listed below.



                    --Select fund--

                    HOW TO VOTE

                    You may cast your vote by any of the following methods.
                    HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE
                    NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.
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BY INTERNET        You may vote your shares at              BY TELEPHONE       Call toll-free 1.888.221.0697.
                   www.proxyweb.com unless your shares                         Enter the control number listed on
                   are held through a broker, in which                         the proxy card and follow the
                   case you may vote your shares at                            recorded instructions.
                   www.proxyvote.com.

                   Enter the control number listed on the
                   proxy card you received in the mail
                   and follow the instructions on the web
                   site.
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BY MAIL            Complete and sign the proxy card and     IN PERSON          The shareholder meeting will be
                   return it in the postage-paid envelope                      reconvened on March 28, 2008.
                   provided in the shareholder mailing.                        Please notify AIM Investments at
                                                                               1.800.952.3502 if you plan to
                                                                               attend this meeting.
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                    IF YOU HAVE ANY QUESTIONS...

                    If you have questions on the proxy statement or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

                    If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

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